COLLATERAL NOTE


$650,000.00                                               May 6, 1997
                                                          New Orleans, Louisiana


   ON DEMAND, I we, or either of us, promise to pay to the order of bearer, at Sonesta International Hotels Corporation, 41st Floor, 200 Clarendon Street, Boston Massachusetts 02116, Office of the Treasurer, or at such other place as the holder may designate from time to time SIX HUNDRED FIFTY THOUSAND AND NO/100 ($650,000.00) DOLLARS for value received with interest payable on demand at the rate of Eighteen (18%) per cent per annum from date until paid.

   If this note is referred to an attorney, after its maturity, to institute legal proceedings to recover the amount hereof, or any part hereof, in principal or interest, or to protect the interests of the holder hereof or if this note is referred to an attorney for collection, compromise or other action, all makers and endorsers bind themselves to pay the reasonable fees of the attorney who may be employed for that purpose and all costs and expenses incurred in connection with such legal proceedings.

   All parties hereto severally waive presentment for payment, demand, notice of non-payment, protest, and all pleas of division and discussion, and agree that the payment hereof may be extended from time to time, one or more times, without notice, hereby binding themselves jointly, severally, solidarily, unconditionally and as original promisors for the payment hereof, in principal, interest, costs and attorneys' fees.

                            800 CANAL STREET LIMITED PARTNERSHIP
                            By: Historic Renovations Incorporated,
                                 General Partner

                            By: /s/ Maurice Pres Kabacoff
                                ----------------------------------
                                Maurice Pres Kabacoff
                                President


Ne Varietur for identification with an act of Collateral Mortgage and Security Agreement passed before me this 6th day of May, 1997, at New Orleans,
Louisiana

/s/ Kelly C. Simoneaux
----------------------
    Notary Public



        KELLY C. SIMONEAUX
           NOTARY PUBLIC
Parish of Orleans, State of Louisiana
   My Commission is issued for Life